Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                              /s/Julian Sluyters
                                               Julian Sluyters
                                               Chief Executive Officer
                                               Deutsche Daily Assets Fund, a
                                               series of Scudder
                                               Institutional Funds

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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 28, 2005                             /s/Paul Schubert
                                              Paul Schubert
                                              Chief Financial Officer
                                              Deutsche Daily Assets Fund, a
                                              series of Scudder
                                              Institutional Funds